UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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[  ] Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION TORTOISE ENERGY CAPITAL CORPORATION TORTOISE CAPITAL RESOURCES CORPORATION 11550 Ash Street, Suite 300 Leawood, Kansas 66211 July 10, 2009

Dear Fellow Stockholder:

You are cordially invited to attend a combined special meeting (the “Meeting”) of stockholders of each of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation and Tortoise Capital Resources Corporation (each a “Company” and collectively, the “Companies”) on September 11, 2009 at 9:00 a.m., Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the Meeting, (i) stockholders of each Company will be asked to consider and vote on a proposal to approve a new investment advisory agreement between that Company and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), and (ii) stockholders of Tortoise Capital Resources Corporation will be asked to consider and vote on a proposal to approve a new sub-advisory agreement between the Adviser and its current sub-advisor, Kenmont Investments Management, L.P. (“Kenmont”).

As discussed in more detail in the enclosed combined proxy statement, the current investment advisory agreement for each Company is expected to terminate during the third calendar quarter of 2009 due to a proposed change in ownership of the Adviser (the “Proposed Transaction”). The proposed new investment advisory agreement for each Company is substantially identical to its current investment advisory agreement, except for the effective and termination dates, and would simply continue the relationship between each Company and the Adviser. Approval of the new investment advisory agreements will not result in a change in the portfolio management, investment objectives and policies or investment processes of the Companies. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of each Company’s portfolio. Each Company’s Board of Directors believes that each applicable proposal is in the Company’s and its stockholders’ best interests.

As discussed in more detail in the enclosed combined proxy statement, the current sub-advisory agreement between the Adviser and Kenmont, pursuant to which the Adviser compensates Kenmont for providing certain services to the Adviser relating to Tortoise Capital Resources Corporation, will also terminate as a result of the Proposed Transaction. The proposed new sub-advisory agreement between the Adviser and Kenmont is substantially identical to the current sub-advisory agreement, except for the effective and termination dates, and would simply continue the relationship between the Adviser and Kenmont.

Enclosed with this letter are the formal notice of the Meeting, answers to questions you may have, the Companies’ combined proxy statement, which gives detailed information about each of the proposals you will be asked to vote on and why each Company’s Board of Directors recommends that you vote to approve each applicable proposal, and the proxy card for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important. Please complete, sign, and date the enclosed proxy or voting instruction card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the Meeting in person.

Sincerely,

David J. Schulte
Chief Executive Officer

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas 66211
1-866-362-9331

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Energy Capital Corporation
Tortoise North American Energy Corporation:

NOTICE IS HEREBY GIVEN that a combined special meeting (the “Meeting”) of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation and Tortoise Capital Resources Corporation, each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on September 11, 2009 at 9:00 a.m., Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	For all Companies: To consider and vote on a new investment advisory agreement between the Company and its current investment adviser, Tortoise Capital Advisors, L.L.C.; and

2.

For Tortoise Capital Resources Corporation: To consider and vote on a new sub-advisory agreement between Tortoise Capital Advisors, L.L.C. and its current sub-advisor, Kenmont Investments Management, L.P.

The foregoing items of business are more fully described in the combined proxy statement accompanying this Notice.

Stockholders of record as of the close of business on June 29, 2009 are entitled to notice of and to vote at the Meeting (or any adjournment or postponement of the Meeting).

By Order of the Board of Directors of the Company,

Connie J. Savage
Secretary

July 10, 2009
Leawood, Kansas

All stockholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy or voting instruction card as promptly as possible in order to ensure your representation at the Meeting. A return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION

ANSWERS TO SOME IMPORTANT QUESTIONS

Q. What am I being asked to vote “For” on this proxy?

A. At the combined special meeting (the “Meeting”) of the stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation and Tortoise Capital Resources Corporation (each a “Company” and collectively, the “Companies”), (i) stockholders of each Company will be asked to consider and vote on a proposal to approve a new investment advisory agreement between that Company and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), and (ii) stockholders of Tortoise Capital Resources Corporation will be asked to consider and vote on a proposal to approve a new sub-advisory agreement between the Adviser and its current sub-advisor, Kenmont Investments Management, L.P. (“Kenmont”).

Q. Why am I being asked to approve a new investment advisory agreement?

A. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Company’s current investment advisory agreement with the Adviser automatically terminates if the Adviser experiences a change in control. In effect, this provision requires a fund’s stockholders to vote on a new investment advisory agreement whenever the ownership of the fund’s investment adviser significantly changes. The provision is designed to ensure that stockholders have a say in determining the company or persons that manage their fund. As described in more detail in the combined proxy statement, the proposed change in ownership of the Adviser (the “Proposed Transaction”) will trigger termination of each Company’s current investment advisory agreement.

Q. What are the terms of the Proposed Transaction?

A. The current Managing Directors of the Adviser and Mariner Holdings, LLC (“Mariner”), an independent investment firm with more than 50 employees and $1.2 billion of assets under management as of April 30, 2009, have entered into an agreement to purchase all of the ownership interests in the Adviser from Kansas City Equity Partners LC (“KCEP”), one of its affiliates, and FCM Tortoise, L.L.C. (“FCM”). KCEP and FCM are the entities that currently control the Adviser. KCEP and FCM provided the original capital and management to form the Adviser. Of the five Managing Directors, two came from KCEP and three came from FCM. All five Managing Directors are now full-time employees of the Adviser, and KCEP and FCM have no employees with a management role in the Adviser. As part of the Proposed Transaction, Mariner will purchase a majority stake in the Adviser, with the intention to provide growth capital and resources. With the provision of such growth capital and resources, Mariner will provide the Advisor with a complementary strategic partner in the asset management business. The Proposed Transaction also further aligns the business of the Adviser with the interests of the Managing Directors, who will continue to own a portion of the Adviser.

Q. Will the proposed new advisory agreements affect the portfolio management and strategy of the Companies?

A. The portfolio management, investment objectives and policies, and investment processes of the Companies will not change as a result of entering into the proposed new investment advisory agreements with the Adviser. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of each Company’s portfolio. In addition, each Company will retain its current name and ticker symbol.

Q. Are there differences between the Companies’ current investment advisory agreements and the proposed new investment advisory agreements?

A. The proposed new investment advisory agreement for each Company is substantially identical to its current investment advisory agreement, except for the effective and termination dates. The amount of the advisory fee paid to the Adviser by each Company under its current investment advisory agreement will not change under the new investment advisory agreement. Approval of the new investment advisory agreements will not change the level, nature or quality of services provided to the Companies or their stockholders by the Adviser and will simply continue the relationship between each Company and the Adviser.

Q. Who will pay for the costs and expenses of the Meeting?

A. The Adviser will bear all costs and expenses associated with the Proposed Transaction, including the costs of holding the Meeting, the costs of this proxy solicitation and the incremental costs of mailing the combined proxy statement to stockholders of record as of the record date.

Q. Are any changes anticipated to any Company’s Board of Directors?

A. As described in more detail in the combined proxy statement, in order to comply with a safe harbor under Section 15(f) of the 1940 Act, during the three-year period following the completion of the Proposed Transaction at least 75% of each Company’s Board of Directors must not be “interested persons” (as defined in the 1940 Act) of the Adviser. Accordingly, upon consummation of the Proposed Transaction, Terry Matlack, one of the five members of the Adviser’s Investment Committee, is expected to resign from the Board of Directors of each Company. Mr. Matlack will continue as a Managing Director of the Adviser and as the Chief Financial Officer of each Company. H. Kevin Birzer, another member of the Adviser’s Investment Committee, is expected to continue to serve as Chairman of the Board of Directors of each Company and each of the Company’s current independent directors is expected to remain a member of each Company’s Board.

Q. Why are stockholders of Tortoise Capital Resources Corporation being asked to approve a new sub-advisory agreement between the Adviser and Kenmont?

A. As discussed above in the case of each Company’s current investment advisory agreement with the Adviser, the Adviser’s sub-advisory agreement with Kenmont will automatically terminate upon consummation of the Proposed Transaction.

Q. How will the proposed new sub-advisory agreement affect Tortoise Capital Resources Corporation?

A. The services provided to the Adviser by Kenmont will not change as a result of entering into the proposed new sub-advisory agreement. The Adviser will continue to be solely responsible for all fees to Kenmont.

Q. How does each Company’s Board of Directors suggest that I vote?

A. The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy or voting instruction card.

Q. How can I vote?

A. You can vote by completing, signing and dating your proxy or voting instruction card, and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name. However, even if you plan to attend the Meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

This information summarizes information that is included in more detail in the combined proxy statement. We urge you to
read the entire combined proxy statement carefully.

If you have questions, call 1-866-362-9331.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas 66211
1-866-362-9331

COMBINED PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
JULY 10, 2009

     This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”) and Tortoise Capital Resources Corporation (“TTO”) (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting all shares you own in each Company to be voted at a combined special meeting of stockholders (the “Meeting”) to be held on September 11, 2009. The Board of Directors of each Company has fixed the close of business on June 29, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof as set forth in this combined proxy statement. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about July 10, 2009.

     Each Company’s reports can be accessed through its link on its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov). You may also request, and each Company will provide to you without charge, a copy of the Company’s most recent annual report and most recent semi-annual report succeeding the annual report, by writing to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 or by calling the Company at 1-866-362-9331.

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on September 11, 2009: This combined proxy statement is available on the Internet at http://tygd.client.shareholder.com/TYG_TYY_TTOSpecialProxy.cfm. On this site, you will be able to access the proxy statement for the Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

     This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposal for each Company		Class of Stockholders of Each Company Entitled to Vote
1.	To consider and vote on a new investment advisory agreement between the Company and its investment adviser, Tortoise Capital Advisors, L.L.C.	For each of TYG and TYY — Common Stockholders and Preferred Stockholders, voting as a single class For TTO — Common Stockholders voting as a class

Proposal for TTO
2.	To consider and vote on a new sub-advisory agreement between Tortoise Capital Advisors, L.L.C. and its current sub-advisor, Kenmont Investments Management, L.P.	TTO Common Stockholders voting as a class

PROPOSAL ONE

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Background

     Pursuant to the terms of the separate investment advisory agreement between Tortoise Capital Advisors, L.L.C. (the “Adviser”) and each Company (each, a “Current Investment Advisory Agreement” and collectively, the “Current Investment Advisory Agreements”), Tortoise Capital Advisers, L.L.C. currently serves as the investment adviser to each of the Companies and is responsible for the portfolio management of each Company.

     On June 3, 2009, the Adviser announced that senior management of the Adviser has entered into a definitive agreement to acquire, along with Mariner Holdings, LLC (“Mariner”), all of the ownership interests in the Adviser. Mariner will purchase a majority stake in the Adviser, with the intention to provide growth capital and resources, and serve as a complementary strategic partner in the asset management business (the “Proposed Transaction”). Mariner is an independent investment firm with affiliates focused on wealth and asset management. Mariner was founded in 2006 by former A.G. Edwards investment professionals and management staff led by Marty Bicknell, and has grown to more than 50 employees with $1.2 billion of assets under management as of April 30, 2009.

     The portfolio management, investment objectives and policies, and investment processes of the Companies will not change as a result of the Proposed Transaction or entering into the proposed new investment advisory agreements (each a “New Investment Advisory Agreement” and collectively, the “New Investment Advisory Agreements”) with the Adviser. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of each Company’s portfolio. The Adviser will retain its name and other personnel currently providing services to the Companies and will remain located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

     The business and affairs of the Adviser are currently managed by David J. Schulte, Chief Executive Officer and President of TYG and TYY and Chief Executive Officer of TTO; Terry Matlack, a director and the Chief Financial Officer of each Company; H. Kevin Birzer, director and Chairman of the Board of each Company; Zachary A. Hamel, Senior Vice President of each Company; and Kenneth P. Malvey, Senior Vice President and Treasurer of each Company. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey will continue to serve as Managing Directors of the Adviser and will continue to own a portion of the Adviser following the Proposed Transaction.

     The Proposed Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions. The Proposed Transaction will result in a change in control of the Adviser and will, therefore, constitute an “assignment” of the Current Investment Advisory Agreements within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

     The terms of each New Investment Advisory Agreement are substantially identical to the terms of its corresponding Current Investment Advisory Agreement, except for the effective and termination dates, and would simply continue the relationship between each Company and the Adviser. The amount of the advisory fee paid to the Adviser by each Company under its Current Investment Advisory Agreement will not change under its New Investment Advisory Agreement. Forms of the New Investment Advisory Agreements are attached hereto as Appendices A, B and C.

Information Concerning the Current Investment Advisory Agreements and the New Investment Advisory Agreements

     The terms of each New Investment Advisory Agreement are substantially identical to those of its corresponding Current Investment Advisory Agreement, except for the effective and termination dates. If a New Investment Advisory Agreement is approved by stockholders, it will become effective upon completion of the Proposed Transaction and will continue in effect for an initial period that runs through December 31, 2010. Thereafter, each New Investment Advisory Agreement will continue annually, provided that its continuance is approved by the Board of Directors, including a majority of the Directors who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), at a meeting called for that purpose, or by vote of a majority of the outstanding shares of the applicable Company. The Board of Directors, including the Independent Directors, last approved the continuance of the Current Investment Advisory Agreements in November 2008.

     Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement provide that they may be terminated by a Company at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding shares of the Company on 60 days written notice to the Adviser. Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement provide that they may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days written notice to a Company. Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement also provide that they will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).

Information Regarding the Adviser

     Tortoise Capital Advisors, L.L.C. is each Company’s investment adviser. The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of May 31, 2009, the Adviser had approximately $2.0 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this proxy statement.

Matters Considered by the Board of Directors of each Company in approving the New Investment Advisory Agreements

     Prior to the Board of Directors’ approval of the New Investment Advisory Agreements, the Independent Directors, with the assistance of counsel independent of the Adviser (hereinafter “independent legal counsel”), requested and evaluated extensive materials about the Proposed Transaction and Mariner from the Adviser and Mariner, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

     The Independent Directors first learned of the potential Proposed Transaction in January 2009. Prior to conducting due diligence of the Proposed Transaction and of Mariner, each Independent Director had a personal meeting with key officials of Mariner. In February 2009, the Independent Directors consulted with independent legal counsel regarding the role of the Independent Directors in the Proposed Transaction. Also in February 2009, the Independent Directors, in conjunction with independent legal counsel, prepared and submitted their own due diligence request list to Mariner, so that the Independent Directors could better understand the effect the change of control would have on the Adviser. In March 2009, the Independent Directors, in conjunction with independent legal counsel, reviewed the written materials provided by Mariner. In April and May 2009, the Independent Directors asked for supplemental written due diligence information and were given such follow-up information about Mariner and the Proposed Transaction.

     In May 2009, the Independent Directors interviewed key Mariner personnel and asked follow-up questions after having completed a review of all documents provided in response to formal due diligence requests. In particular, the follow-up questions focused on (i) the expected continuity of management and employees at the Adviser, (ii) compliance and regulatory experience of the Adviser, (iii) plans to maintain the Adviser’s compliance and regulatory personnel and (iv) benefit and incentive plans used to maintain the Adviser’s current personnel. On May 22, 2009, the Independent Directors and Mariner officials jointly attended the annual meetings of the Companies and at such time met to discuss the Proposed Transaction. The Independent Directors also met face-to-face with the Mariner officials in May in the interest of better getting to know key personnel at Mariner. The Independent Directors also discussed the Proposed Transaction and the findings of the Mariner diligence investigation with independent legal counsel in private sessions.

     In approving each New Investment Advisory Agreement, the Independent Directors of each Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Current Investment Advisory Agreement. In addition, the Independent Directors had approved the continuance of the Current Investment Advisory Agreements, whose terms are substantially identical to those of the New Investment Advisory Agreements, in November 2008. The extensive data and information reviewed, in conjunction with the results of the diligence investigation of the Proposed Transaction and Mariner, form the basis of the conclusions reached below.

     Factors Considered

     The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to approve each New Investment Advisory Agreement, the Independent Directors’ decision was based on the following factors and what, if any, impact the Proposed Transaction would have on such factors.

     Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Companies and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Companies.

     Investment Performance of the Companies and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding each Company’s performance (including quarterly, last twelve months, and from inception included in information provided in connection with their November 2008 approval, as well as supplemental information covering the period from November 30, 2008 through April 30, 2009 and since inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered each Company’s performance as compared to comparable closed-end funds (and, in the case of TTO, other business development companies) for the relevant periods.

     The Adviser provided detailed information concerning its cost of providing services to each Company, its profitability in managing each Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under each New Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds (and, in the case of TTO, other business development companies) with similar investment objectives and strategies.

     The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to each Company. The Independent Directors concluded that the fees and expenses that each Company will pay under the New Investment Advisory Agreement are reasonable given the quality of services to be provided under the New Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisors to comparable funds.

     Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as each Company grows, and whether fee levels reflect any economies of scale for the benefit of each Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of each Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

     Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with each Company. They concluded that the Adviser generally does not use any Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

     The Independent Directors did not, with respect to their deliberations concerning their approval of the New Investment Advisory Agreements, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

     Conclusions of the Independent Directors

     As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the New Investment Advisory Agreement between each Company and the Adviser is fair and reasonable in light of the services provided and should be approved.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. In order to meet this test it is expected that Terry Matlack, one of the five members of the Adviser’s Investment Committee, will resign from the Board of Directors of each Company upon completion of the Proposed Transaction. Second, an “unfair burden” (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Board of Directors of each Company has determined that the Proposed Transaction will not impose an “unfair burden” on any Company and that the Adviser will not receive any compensation that will result in an “unfair burden” under the 1940 Act definition.

Current and New Investment Advisory Agreements

     The New Investment Advisory Agreement for each Company is substantially identical, other than the effective and termination dates, to the Current Investment Advisory Agreement for each Company described below.

     TYG. Pursuant to the terms of the Current Investment Advisory Agreement between TYG and the Adviser, dated February 23, 2004 (the “TYG Advisory Agreement”), TYG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets (total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock). The Adviser contractually agreed to waive or reimburse TYG for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of the average monthly Managed Assets through February 28, 2006 and 0.10% of the average monthly Managed Assets through February 28, 2009. The Adviser does not have the right to recoup any fees waived or reimbursed by the Adviser. The Adviser does not include any deferred tax asset in the calculation of its management fee. In its last fiscal year, TYG incurred $9,351,912 in net fees due to the Adviser under the TYG Advisory Agreement.

     TYY. Pursuant to the terms of the Current Investment Advisory Agreement between TYY and the Adviser, dated May 1, 2005 (the “TYY Advisory Agreement”), TYY pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets (total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock). The Adviser does not include any deferred tax asset in the calculation of its management fee. In its last fiscal year, TYY incurred $7,399,871 in fees due to the Adviser under the TYY Advisory Agreement.

     TTO. Pursuant to the terms of the Current Investment Advisory Agreement between TTO and the Adviser, dated January 1, 2007 (the “TTO Advisory Agreement”), TTO pays the Adviser a fee consisting of two components — a base management fee and an incentive fee. The base management fee is paid quarterly in arrears, and is equal to 0.375% (1.5% annualized) of TTO’s average monthly Managed Assets (total assets, including any assets purchased with or attributable to any borrowed funds, minus accrued liabilities other than (i) deferred taxes, and (ii) debt entered into for the purpose of leverage) for such quarter.

     The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of TTO’s net investment income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of TTO’s average monthly net assets for the quarter.

     The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the TTO Advisory Agreement, as of the termination date), and will equal (i) 15% of (a) TTO’s net realized capital gains on a cumulative basis from the commencement of TTO’s operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Adviser in prior fiscal years. The calculation of the capital gains fee does not include any capital gains that result from that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of portfolio companies (“Expected Distributions”) that are characterized by TTO as return of capital for U.S. generally accepted accounting principles purposes. In that regard, any such return of capital will not be treated as a decrease in the cost basis of an investment for purposes of calculating the capital gains fee. This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution.

     In November 2007, the Adviser agreed that it would reimburse TTO for expenses incurred by TTO beginning September 1, 2007 and ending December 31, 2008 on a quarterly basis in an amount equal to an annual rate of 0.25% of TTO’s average monthly Managed Assets for that quarter. In November 2008, the Adviser agreed that it would reimburse TTO for expenses incurred beginning January 1, 2009 and ending December 31, 2009 in an amount equal to an annual rate of 0.25% of TTO’s average monthly Managed Assets. This reimbursement will continue through December 31, 2009 upon approval of the New Investment Advisory Agreement for TTO. In fiscal year 2008, TTO incurred approximately $1,928,109 in base management fees due to the Adviser under the TTO Advisory Agreement, net of $385,622 in expenses reimbursed by the Adviser. During the fiscal year ended November 30, 2008, TTO accrued no investment income incentive fees, and decreased the capital gains incentive fee payable by $307,611. Pursuant to the TTO Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. As of November 30, 2008, no amount was required to be paid for capital gains incentive fees. The Adviser does not include any deferred tax asset in the calculation of its management fee.

Vote Required

     The affirmative vote of a “majority of the outstanding voting securities” of a Company is required for approval of Proposal One. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of a Company on the Record Date or (ii) 67% or more of the shares of stock of a Company present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Meeting. Each common share, and in the case of TYG and TYY, each preferred share, is entitled to one vote on Proposal One. Abstentions and broker non-votes, if any, will have the effect of a vote against Proposal One.

Impact of Non Approval

     In the event stockholders of a Company do not approve a Company’s New Investment Advisory Agreement, the Board of Directors of that Company will take such action as it deems to be in the best interests of such Company and its stockholders. Stockholders of each Company will vote separately on their Company’s New Investment Advisory Agreement and approval of one New Investment Advisory Agreement is not dependent on approval of the others.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that the stockholders of each Company vote “FOR” approval of Proposal One.

PROPOSAL TWO

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Background

     Pursuant to the current sub-advisory agreement between the Adviser and Kenmont, the Adviser pays Kenmont a fee consisting of a base management fee and an incentive fee. This fee serves as compensation to Kenmont for providing TTO additional contacts and enhancing the number and range of potential investment opportunities in which TTO has the opportunity to invest.

     As discussed above, on June 3, 2009, the Adviser announced the Proposed Transaction. The Proposed Transaction will result in a change in control of the Adviser and will, therefore, constitute an “assignment” and termination of the current sub-advisory agreement between the Adviser and Kenmont within the meaning of the 1940 Act.

     In anticipation of the assignment of the current sub-advisory agreement, the Board of Directors of TTO met in person on June 2, 2009 for purposes of, among other things, considering whether it would be in the best interests of TTO and its stockholders to approve the new sub-advisory agreement. The terms of the current sub-advisory agreement are substantially identical to the terms of the new sub-advisory agreement, except for the effective and termination dates, and would simply continue the relationship between the Adviser and Kenmont. A form of the new sub-advisory agreement is attached hereto as Appendix D.

Information Concerning the Current Sub-Advisory Agreement and the Proposed New Sub-Advisory Agreement

     The terms of the new sub-advisory agreement are substantially identical to those of the current sub-advisory agreement, except for the effective and termination dates. If the new sub-advisory agreement is approved by stockholders, it will become effective upon completion of the Proposed Transaction and will continue in effect for an initial period that runs through December 31, 2010. Thereafter, the new sub-advisory agreement is expected to be continued annually, provided that its continuance is approved by the Board of Directors, including the Independent Directors, at a meeting called for that purpose, or by vote of a majority of the outstanding shares of TTO. The Board of Directors, including the Independent Directors, last approved the continuance of the current sub-advisory agreement in November 2008.

Information Regarding the Sub-Adviser

     Kenmont is a Houston, Texas based registered investment adviser. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and collectively have over 50 years of experience working for investment banks, accounting firms, operating companies and money management firms. Entities managed by Kenmont own approximately 8.5 percent of TTO’s outstanding common shares and warrants to purchase an additional 281,666 of TTO’s common shares.

Board Approval of the New Sub-Advisory Agreement

     In approving the new sub-advisory agreement, the Board of Directors evaluated information provided by the Adviser and legal counsel and considered various factors, including:

     Services. The Board of Directors reviewed the nature, extent and quality of the investment advisory services provided and proposed to be provided to the Adviser by Kenmont and found them to be consistent with the services provided by the Adviser.

     Experience of Management Team and Personnel. The Board of Directors considered the extensive experience of Kenmont with respect to the specific types of investments proposed and concluded that Kenmont would provide valuable assistance to the Adviser in providing potential investment opportunities.

     Provisions of New Sub-Advisory Agreement. The Board of Directors considered the extent to which the provisions of the new sub-advisory agreement could potentially expose TTO to liability and concluded that its terms adequately protected TTO from such risk.

     Conclusions of the Independent Directors

     As a result of this process, the Independent Directors, assisted by the advice of independent legal counsel, and taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the new sub-advisory agreement between the Adviser and Kenmont is fair and reasonable in light of the services provided and should be approved.

Vote Required

     The affirmative vote of a “majority of the outstanding voting securities” of TTO is required for approval of Proposal Two. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of TTO on the Record Date or (ii) 67% or more of the shares of stock of TTO present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Meeting. Each common share is entitled to one vote on Proposal Two. Abstentions and broker non-votes, if any, will have the effect of a vote against Proposal Two.

BOARD RECOMMENDATION

The Board of Directors of Tortoise Capital Resources Corporation unanimously recommends that stockholders of Tortoise Capital Resources Corporation vote “FOR” approval of Proposal Two.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Each Company’s Audit Committee selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2009. On May 22, 2009, the stockholders of each Company ratified the selection of E&Y. E&Y is registered with the Public Company Accounting Oversight Board.

MORE INFORMATION ABOUT THE MEETING

     Stockholders. At the Record Date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TYG	23,510,794	2,800
TYY	17,532,456	3,800
TTO	9,028,301	0

     At December 31, 2008, each director beneficially owned (as determined pursuant to Rule 16a-1(a) (2) under the Exchange Act) shares of each Company and in the Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Aggregate Dollar
Range of
Holdings in
Funds Overseen
by Director in
Director	Aggregate Dollar Range of Holdings in the Company (1)			Fund Complex (2)
	TYG	TYY	TTO
Interested Persons
H. Kevin Birzer	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000

Independent Persons
Conrad S. Ciccotello	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
John R. Graham	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Charles E. Heath	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
____________________

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2008.
(2)	Includes TYG, TYY, TTO, Tortoise Total Return Fund, LLC (“TTRF”), Tortoise North American Energy Corporation (“TYN”) and Tortoise Gas and Oil Corporation (“TGO”). Amounts based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2008, the NAV of TTRF as of December 31, 2008 and the NAV of TGO as of November 30, 2008.

     At December 31, 2008, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common stock of each Company (or percentage of outstanding shares). At December 31, 2008, no director or officer owned any preferred stock of a Company. Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

Directors and Officers	Number of Common Shares						% of Outstanding Shares
	TYG		TYY		TTO		TYG	TYY	TTO
Independent Directors
Conrad S. Ciccotello	2,366.75		1,122.83		2,938.90	(1)	*	*	*
John R. Graham	10,492.49	(2)	4,309.79	(3)	5,671.02	(4)	*	*	*
Charles E. Heath	8,000.00	(5)	6,300.00	(6)	4,253.27	(7)	*	*	*

Interested Directors and Officers
H. Kevin Birzer	37,212.52	(8)	14,571.49	(9)	26,428.92	(10)	*	*	*
Terry C. Matlack	11,764.07	(11)	10,226.75	(12)	9,467.20	(13)	*	*	*
David J. Schulte	4,771.12	(14)	2,793.03	(15)	13,204.04	(16)	*	*	*
Zachary A. Hamel	4,235.09	(17)	4,150.10	(18)	5,750.76	(19)	*	*	*
Kenneth P. Malvey	8,665.73	(20)	1,493.17	(21)	8,292.54	(22)	*	*	*
Edward Russell(23)	—		—		6,098.65
Directors and Officers as a Group	87,507.77		44,967.16		82,105.30		*	*	*
____________________

*Indicates less than 1%.
(1)	Mr. Ciccotello holds 1,010.38 of these shares jointly with his wife. Includes 250 shares of common stock that may be acquired through warrants that are currently exercisable.
(2)	Includes 3,000 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 4,000 shares held by Master Teachers Employee Benefit Pension Trust, of which Mr. Graham is the sole trustee and for which he disclaims beneficial ownership.
(3)	Includes 1,259.005 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(4)	These shares are held of record by the John R. Graham Trust U/A dtd 1/3/92, John R. Graham, sole trustee and include warrants to purchase 1,000 shares of common stock that may be acquired through warrants that are currently exercisable.
(5)	All shares held by the Charles E. Heath Trust, of which Mr. Heath is a trustee.
(6)	Includes 4,300 shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(7)	These shares are held of record by the Charles E. Health Trust No. 1 dtd U/A 2/1/92, Charles E. Heath, co trustee and include 750 shares of common stock that may be acquired through warrants that are currently exercisable.
(8)	Includes 27,050.03 shares Mr. Birzer holds jointly with his wife and 1,541.25 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(9)	Includes 13,815.98 shares Mr. Birzer holds jointly with his wife and 755.51 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(10)	Mr. Birzer holds 25,228.92 shares and 1,325 warrants jointly with his wife and holds 1,200 shares for the benefit of his children in an account established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Includes 1,325 shares of common stock that may be acquired through warrants that are currently exercisable.
(11)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(12)	Includes 9,802.19 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(13)	These shares are held of record by the Matlack Living Trust dtd 12/30/2004, for which Mr. Matlack and his wife are co-trustees and include 616 shares of common stock that may be acquired through warrants that are currently exercisable.
(14)	Includes 1,300 shares held jointly with his wife.
(15)	Includes 1,300 shares held jointly with his wife and 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(16)	Includes 1,128 shares of common stock that may be acquired through warrants that are currently exercisable. Mr. Schulte holds 12,083 shares and 966 warrants jointly with his wife; 200 shares are held in accounts for spouse’s children for which she is the custodian and of which Mr. Schulte disclaims beneficial ownership.
(17)	Includes 220 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(18)	Includes 150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(19)	Includes 416 shares of common stock that may be acquired through warrants that are currently exercisable.
(20)	Includes 2,129.48 shares held by Mr. Malvey’s wife and 121 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian
(21)	Includes 500 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(22)	Mr. Malvey holds 100 shares for the benefit of his child in an account for which he is the custodian, and holds 166 warrants jointly with his wife; 1,500 shares are held by his wife. Includes 347 shares of common stock that may be acquired through warrants that are currently exercisable.
(23)	Mr. Russell is not a director or officer of TYG or TYY.

     As of December 31, 2008, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TYG.

     The table below indicates the persons known to TYY to own 5% or more of its shares of common stock as of December 31, 2008. The beneficial owner listed below has sole power to vote and dispose of the shares listed in the table below.

	Number of	Percent
Name and Address	Common Shares	of Class
OTR — Nominee Name for The State Teachers	880,493	5.0%
Retirement Board of Ohio(1)
275 East Broad Street
Columbus, Ohio
____________________

(1)	Information with respect to this beneficial owner and its beneficial ownership is based on a Schedule 13G amendment dated January 9, 2009.

     The table below indicates the persons known to TTO to own 5% or more of its shares of common stock as of December 31, 2008. The beneficial owners listed below share the power to vote and dispose of the shares listed in the table below.

	Number of	Percent
Name and Address	Common Shares	of Class
Kenmont Investments Management, L.P.	786,832	8.5%
711 Louisiana, Suite 1750,
Houston, TX 77002(1)
____________________

(1)	Information with respect to Kenmont entities is based on a Schedule 13G amendment filed on February 17, 2009. Kenmont Investments Management, L.P. (“Kenmont”) serves as investment manager to several entities that beneficially own the Company’s securities, each of which is more fully described in that Schedule 13G amendment. Includes 281,666 shares of common stock that may be acquired through warrants that are currently exercisable.

     How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement. Votes will be cast in the discretion of the proxy holders on any procedural matter other than the proposals that may properly come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received.

     How To Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Meeting and vote in person.

     Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Adviser. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives. In addition, the Adviser intends to engage Broadridge Financial Solutions, Inc. to assist in proxy solicitations at an estimated cost to the Adviser of $90,000.

     Revoking a Proxy. With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

     Quorum. With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the Meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), if any, will be treated as shares that are present at the meeting but have not been voted.

     With respect to each Company, if a quorum is not present in person or by proxy at the Meeting, the Chairman of the Meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

     Conduct and Adjournment. Maryland law and each Company’s bylaws provide that the Chairman of the Meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the Meeting. This may include, without limitation, recessing or adjourning the Meeting to a later date and time and place announced at the Meeting, including for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Meeting to approve any proposal, without notice other than announcement at the Meeting.

ADMINISTRATOR

     TYG and TYY have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     TTO has entered into an Administration Agreement with the Adviser, pursuant to which the Adviser performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing equipment, clerical, bookkeeping and record keeping services. The address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

STOCKHOLDER COMMUNICATIONS

     Stockholders are able to send communications to the Board of Directors of each Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2010 ANNUAL MEETING

     Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time, on December 22, 2009 in the case of TYG or TYY, and December 16, 2009 in the case of TTO. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in such Company’s proxy statement, you must comply with the advance notice provisions of the Company’s Bylaws. Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than December 22, 2009 in the case of TYG, November 22, 2009 in the case of TYY, and November 16, 2009 in the case of TTO, nor later than 5:00 p.m. Central Time, on January 21, 2010 in the case of TYG, December 22, 2009 in the case of TYY, and December 16, 2009 in the case of TTO. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

     These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

By Order of the Board of Directors of the Company, Connie J. Savage Secretary
July 10, 2009

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of this ____ day of ________, 2009, by and between Tortoise Energy Infrastructure Corporation, a Maryland corporation having its principal place of business in Leawood, Kansas (the “Company”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Adviser”).

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company;

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Company and the Adviser desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appointment of Adviser.

     The Company appoints the Adviser to act as manager and investment adviser to the Company for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser.

     Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Adviser will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Adviser will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash, subject always to the provisions of the Company’s Charter, Bylaws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objective, policies and restrictions of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish. To carry out such determinations, the Adviser will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

3. Administrative Duties of the Adviser.

     The Adviser agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend paying agent and other service providers). The Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable. To the extent requested by the Company, the Adviser shall (i) oversee the performance and fees of the Company’s service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser. The Company shall reimburse the Adviser or its affiliates for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.

4. Delegation of Responsibilities.

     The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission and upon receipt of approval of such sub-advisers by the Board and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5. Independent Contractors.

     The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6. Compliance with Applicable Requirements.

     In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

a.	all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act;

c.	the provisions of the Prospectus, including without limitation, the investment objective;

d.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

e.	the provisions of the Bylaws of the Company, as the same may be amended from time to time;

f.	all policies, procedures and directives adopted by the Board; and

g.	any other applicable provisions of state, federal or foreign law.

7. Brokerage.

     The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

8. Books and Records.

     The Adviser will maintain complete and accurate records in respect of all transactions relating to the Company’s portfolio. The Adviser will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company. To the extent permitted by applicable law, the Adviser shall provide access to its books and records relating to the Company as the Company may reasonably request. The Adviser shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Adviser to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Adviser for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

9. Compensation.

     For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Company compensation in an amount equal to .95% annually of the average monthly managed assets of the Company. “Managed assets” means the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes or debt representing financial leverage). Accrued liabilities are expenses incurred in the normal course of the Company’s operations.

     Such compensation shall be calculated and accrued monthly and paid quarterly within five (5) days of the end of each calendar quarter. The Company’s net assets shall be computed in accordance with the Articles of Incorporation of the Company and any applicable policies and determinations of the Board of Directors. The parties do hereby expressly authorize and instruct the Company’s Administrator, U.S. Bancorp Fund Services LLC, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Adviser.

     In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.

     The Adviser may, from time to time, waive all or a part of the above compensation.

10. Expenses of the Adviser.

     It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without implied limitation, (i) expenses of maintaining the Company and continuing its existence, (ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Company, (xv) compensation and expenses of directors of the Company who are not members of the Adviser’s organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial pubic offering of common shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

11. Non-Exclusivity.

     The Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that managers of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Adviser to the extent permitted by law; and that the managers of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.

12. Consent to the Use of Name.

     The Adviser hereby consents to the use by the Company of the name “Tortoise” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Company. The name “Tortoise” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”. The Adviser shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name if the Company ceases, for any reason, to employ the Adviser or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

13. Effective Date, Term and Approval.

     This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above. If so approved, this Agreement shall continue in force and effect through December 31, 2010, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.

by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

14. Termination.

     This Agreement may be terminated as to the Company at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, or by the Adviser, on no more than sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. Upon termination pursuant to this Section 14, the Adviser, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.

15. Amendment.

     No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

16. Liability of Adviser.

     The Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Adviser’s obligations under this Agreement.

17. Notices.

     Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

18. Questions of Interpretation.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

TORTOISE ENERGY INFRASTRUCTURE
CORPORATION

By:
Name:
Title:

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:
Title:

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of this ___ day of _______, 2009 by and between Tortoise Energy Capital Corporation, a Maryland corporation having its principal place of business in Leawood, Kansas (the “Company”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Adviser”).

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company;

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Company and the Adviser desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appointment of Adviser.

     The Company appoints the Adviser to act as manager and investment adviser to the Company for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser.

     Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Adviser will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Adviser will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash, subject always to the provisions of the Company’s Articles of Incorporation, Bylaws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish. To carry out such determinations, the Adviser will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

3. Administrative Duties of the Adviser.

     The Adviser agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend disbursing agent and other service providers). The Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable. To the extent requested by the Company, the Adviser shall (i) oversee the performance and fees of the Company’s service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser. The Company shall reimburse the Adviser or its affiliate for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.

4. Delegation of Responsibilities.

     The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission and upon receipt of approval of such sub-advisers by the Board and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5. Independent Contractors.

     The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6. Compliance with Applicable Requirements.

     In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

a.	all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act;

c.	the provisions of the Company’s Prospectus as filed with the Commission, including without limitation, the investment objectives;

d.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

e.	the provisions of the Bylaws of the Company, as the same may be amended from time to time

f.	all policies, procedures and directives adopted by the Board; and

g.	any other applicable provisions of state, federal or foreign law.

7. Brokerage.

     The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

8. Books and Records.

     The Adviser will maintain complete and accurate records in respect of all transactions relating to the Company’s portfolio. The Adviser will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company. To the extent permitted by applicable law, the Adviser shall provide access to its books and records relating to the Company as the Company may reasonably request. The Adviser shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Adviser to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Adviser for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

9. Compensation.

     For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Company compensation in an amount equal to .95 % annually of the average monthly managed assets of the Company. “Managed assets” means the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) deferred taxes, (2) debt representing financial leverage and (3) the aggregate liquidation preference of any outstanding preferred shares. Accrued liabilities are expenses incurred in the normal course of the Company’s operations.

     Such compensation shall be calculated and accrued monthly and paid quarterly within five (5) days of the end of each calendar quarter. The Company’s net assets shall be computed in accordance with the Articles of Incorporation of the Company and any applicable policies and determinations of the Board of Directors. The parties do hereby expressly authorize and instruct the Company’s Administrator, U.S. Bancorp Fund Services LLC, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Adviser.

     In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.

     The Adviser may, from time to time, waive all or a part of the above compensation.

10. Expenses of the Adviser.

     It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without implied limitation, (i) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Company, (xv) compensation and expenses of directors of the Company who are not members of the Adviser’s organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial pubic offering of common shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its Directors, officers and shareholders with respect thereto.

11. Non-Exclusivity.

     The Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that managers of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Adviser to the extent permitted by law; and that the managers of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.

12. Consent to the Use of Name.

     The Adviser hereby consents to the use by the Company of the name “Tortoise” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Company. The name “Tortoise” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”. The Adviser shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name if the Company ceases, for any reason, to employ the Adviser or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

13. Effective Date, Term and Approval.

     This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above. If so approved, this Agreement shall continue in force and effect through December 31, 2010, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.

by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

14. Termination.

     This Agreement may be terminated as to the Company at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, or by the Adviser, on no more than sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. Upon termination pursuant to this Section 14, the Adviser, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.

15. Amendment.

     No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

16. Liability of Adviser.

     The Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Adviser’s obligations under this Agreement.

17. Notices.

     Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

18. Questions of Interpretation.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions)of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

TORTOISE ENERGY CAPITAL CORPORATION

By:
Name:
Title:

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:
Title:

APPENDIX C

INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of this ___ day of ______, 2009 by and between Tortoise Capital Resources Corporation, a Maryland corporation having its principal place of business in Leawood, Kansas (the “Company”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Advisor”).

     WHEREAS, the Company is a newly organized, non-diversified management investment company that is not at this time registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appointment of Advisor.

     The Company appoints the Advisor to act as manager and investment advisor to the Company for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Advisor.

     Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Advisor will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Advisor will provide, on behalf of the Company, any managerial assistance requested by the portfolio companies of the Company. The Advisor will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash or in other liquid assets, subject always to the provisions of the Company’s Articles of Incorporation, Bylaws, Confidential Offering Memorandum for the initial private offering of its common shares (the “Memorandum”), and any subsequent registration statement of the Company under the 1940 Act and under the Securities Act of 1933 (the “1933 Act”) covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), as any of the same may be amended from time to time, and to the investment objectives of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish. To carry out such determinations, the Advisor will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) perform due diligence on prospective portfolio companies; (iv) close and monitor the Company’s investments; (v) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

3. Administrative Duties of the Advisor.

     The Advisor agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). The Advisor is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable. To the extent requested by the Company, the Advisor shall (i) oversee the performance of, and payment of the fees to, the Company’s service providers, and make such reports and recommendations to the Company’s Board of Directors (the “Board”) concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Advisor. The Company shall reimburse the Advisor or its affiliate for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.

4. Delegation of Responsibilities.

     The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission, and upon receipt of approval of such sub-advisors by the Board and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief). The Company hereby acknowledges that the Advisor has retained Kenmont Investments Management, L.P. (“Kenmont”) to provide certain services for the benefit of the Company. The Advisor shall compensate Kenmont for the services so provided. The Advisor hereby indemnifies and agrees to hold harmless the Company from any obligation to pay Kenmont or any other sub-advisor or reimburse Kenmont or any other sub-advisor for any fees or expenses incurred by such party in providing services to or for the benefit of the Company. The Company hereby agrees to indemnify and hold harmless Kenmont or any other sub-advisor for any claim against any such person based on information provided in the Offering Memorandum of the Company dated September 13, 2005, the Supplement to such Offering Memorandum dated November 21, 2005, or the Closing Supplement to such Offering Memorandum dated December 1, 2005 (collectively, the “Disclosure”) other than any claim resulting from information provided by such indemnified party for inclusion in the Disclosure.

5. Independent Contractors.

     The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6. Compliance with Applicable Requirements.

     In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

a.	all applicable provisions of the 1940 Act and the Advisers Act and any applicable rules and regulations adopted thereunder;

b.

the provisions of the Memorandum or any subsequent registration statement of the Company, as the same may be amended from time to time under the 1933 Act, including without limitation, the investment objectives set forth therein;

c.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

d.	the provisions of the Bylaws of the Company, as the same may be amended from time to time

e.	all policies, procedures and directives adopted by the Board; and

f.	any other applicable provisions of state, federal or foreign law.

7. Policies and Procedures.

     The Advisor has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities laws by the Advisor. The Advisor shall provide the Company, at such times as the Company shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail as may reasonably be required to comply with Rule 38a-1 under the 1940 Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

8. Brokerage.

     The Advisor is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute a particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement or otherwise, solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Company and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Advisor or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefore.

9. Books and Records.

     The Advisor will maintain complete and accurate records in respect of all transactions relating to the Company’s portfolio. The Advisor will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company. To the extent permitted by applicable law, the Advisor shall provide access to its books and records relating to the Company as the Company may reasonably request. The Advisor shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Advisor to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Advisor for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

10. Compensation.

     For the services, payments and facilities to be furnished hereunder by the Advisor, the Advisor shall receive from the Company the following compensation:

a.	Base Management Fee. The Advisor shall receive quarterly a base management fee (the “Base Management Fee”) equal to .375% (1.50% annualized) of the Company’s average monthly Managed Assets for such quarter. “Managed Assets” means the total assets of the Company (including any assets purchased with or attributable to any borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. Accrued liabilities are expenses incurred in the normal course of the Company’s operations. The Base Management Fee shall be calculated quarterly and paid quarterly in arrears within thirty (30) days of the end of each fiscal quarter. The Company’s Managed Assets shall be computed in accordance with any applicable policies and determinations of the Board of Directors. In case of the initiation or termination of the Agreement during any fiscal quarter, the Base Management Fee for that quarter shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect, and the fee shall be computed upon the basis of the average Managed Assets for the business days the Agreement is in effect for that fiscal quarter.

b.	Incentive Fee. The Advisor shall receive an incentive fee (the “Incentive Fee”). The Incentive Fee shall consist of two parts, as follows:

	(i)	Investment Income Fee. The Advisor shall receive an investment income fee (the “Investment Income Fee”) equal to 15% of the excess, if any, of the Company’s Net Investment Income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized), multiplied, in either case, by the Company’s average monthly Net Assets for the quarter. “Net Assets” means the Managed Assets less deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of outstanding preferred shares. “Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as a return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that the Company is entitled to receive from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for such quarter (including the Base Management Fee, expenses payable pursuant to Section 11 below, any interest expense, any accrued income taxes related to net investment income, and dividends paid on issued and outstanding preferred stock, if any, but excluding the Incentive Fee payable hereunder). Net Investment Income also includes, in the case of investments with a deferred interest or income feature (such as original issue discount, debt or equity instruments with a payment-in-kind feature, and zero coupon securities), accrued income that the Company has not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The Investment Income Fee shall be calculated and payable quarterly in arrears within thirty (30) days of the end of each fiscal quarter, with the fee first accruing from the first anniversary of the day the Company receives the proceeds from its initial offering of common shares (the “Commencement of Operations”). The Investment Income Fee calculation shall be adjusted appropriately on the basis of the number of calendar days in the first fiscal quarter the fee accrues or the fiscal quarter during which the Agreement is in effect in the event of termination of the Agreement during any fiscal quarter.

	(ii)	Capital Gains Fee. The Advisor shall receive a capital gains fee (the “Capital Gains Fee”) equal to: (A) 15% of (i) the Company’s net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the Commencement of Operations to the end of each fiscal year, less (ii) any unrealized capital depreciation at the end of such fiscal year, less (B) the aggregate amount of all Capital Gains Fees paid to the Advisor in prior fiscal years. The calculation of the Capital Gains Fee will not include any capital gains that result from that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of portfolio companies (“Expected Distributions”) that are characterized by the Company as return of capital for U.S. generally accepted accounting principles purposes. In that regard, any such return of capital will not be treated as a decrease in our cost basis of an investment for purposes of calculating the Capital Gains Fee. This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution. Except as set forth in the last sentence of this paragraph, the Capital Gains Fee shall be calculated and payable annually within thirty (30) days of the end of each fiscal year. For the purposes of this paragraph, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the adjusted cost basis for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the adjusted cost basis of such security. Unrealized capital depreciation on a security will be calculated as the amount by which the Company’s adjusted cost basis of such security exceeds the fair value of such security at the end of a fiscal year. All fiscal year-end valuations will be determined by the Company in accordance with generally accepted accounting principles, the 1940 Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a business development company), and the policies and procedures of the Company to the extent consistent therewith. If the Company’s shares of common stock become listed on any national securities exchange or automated dealer quotation system, then the Advisor shall use at least 25% of any Capital Gains Fee received on or prior to the second anniversary of the Commencement of Operations to purchase the Company’s common stock in the open market. In the event this Agreement is terminated, the Capital Gains Fee calculation shall be undertaken as of, and any resulting Capital Gains Fee shall be paid within thirty (30) days of, the date of termination.

     The Advisor may, from time to time, waive or defer all or any part of the compensation described in this Section 10. The parties do hereby expressly authorize and instruct the Company’s administrator, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Advisor.

11. Expenses of the Advisor.

     The compensation and allocable routine overhead expenses of all investment professionals of the Advisor and its staff, when and to the extent engaged in providing investment advisory services required to be provided by the Advisor under Section 2 hereof, will be provided and paid for by the Advisor and not by the Company. It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Company shall include, without limitation the following:

(i)	other than as set forth in the first sentence of this Section 10 above, expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent such services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,

(ii)	commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company,

(iii)	auditing, accounting and legal expenses,

(iv)	taxes and interest,

(v)	governmental fees,

(vi)	expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company securities,

(vii)	expenses of registering and qualifying the Company and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

(viii)	expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor,

(ix)	expenses of reports to governmental officers and commissions,

(x)	insurance expenses,

(xi)	association membership dues,

(xii)	fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

(xiii)	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, shareholder servicing agents and registrars for all services to the Company,

(xiv)	compensation and expenses of directors of the Company who are not members of the Advisor’s organization,

(xv)	pricing, valuation, and other consulting or analytical services employed in considering and valuing the actual or prospective investments of the Company,

(xvi)	all expenses incurred in leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

(xvii)	all expenses incurred in connection with the organization of the Company and any offering of common shares, and

(xviii)	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

12. Covenants of the Advisor.

     The Advisor covenants that it is registered as an investment adviser under the Investment Advisers Act of 1940. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

13. Non-Exclusivity.

     The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement may not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, so long as the Advisor’s services to the Company are not impaired by the provision of such services to others. The Company further understands and agrees that managers of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Advisor to the extent permitted by law; and that the managers of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.

14. Consent to the Use of Name.

     The Advisor hereby consents to the royalty free use by the Company of the name “Tortoise” as part of the Company’s name and consents to the royalty free use of the related “Tortoise” logo; provided, however, that such consents shall be conditioned upon the employment of the Advisor or one of its approved affiliates as the investment advisor of the Company. The name “Tortoise” and the related “Tortoise” logo or any variation thereof may be used from time to time in other connections and for other purposes by the advisor and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”. The Advisor shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name and the related “Tortoise” logo if the Company ceases, for any reason, to employ the Advisor or one of its approved affiliates as the Company’s investment advisor. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Advisor, shall be the property of the Advisor and shall be subject to the same terms and conditions.

15. Effective Date, Term and Approval.

     This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above. This Agreement shall continue in force and effect through December 31, 2010, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.	by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

16. Termination.

     This Agreement may be terminated by the Company at any time, without the payment of any penalty by the Company, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, on no more than sixty (60) days’ written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty by the Advisor, on no less than sixty (60) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. Upon termination pursuant to this Section 14, the Advisor, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.

17. Amendment.

     No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought. No amendment to Section 10 or Section 11 of this Agreement shall be effective unless it is approved by the vote of a majority of the outstanding voting securities of the Company.

18. Liability of Advisor.

     The Advisor will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement. However, the Advisor shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Advisor’s willful misconduct, bad faith or gross negligence or disregard by the Advisor of the Advisor’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Advisor’s obligations under this Agreement.

19. Third Party Beneficiaries.

     The Company acknowledges and agrees that Kenmont is a permitted third party beneficiary of Sections 4 and 10 hereof for the limited purposes of: (i) enforcing the indemnification offered to Kenmont by the Company in Section 4 and (ii) enforcing, on behalf of the Advisor, the payment obligations owed to the Advisor pursuant to Section 10.

20. Notices.

     Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

21. Questions of Interpretation.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

TORTOISE CAPITAL RESOURCES CORPORATION

By:
Name:
Title:

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:
Title:

APPENDIX D

SUB-ADVISORY AGREEMENT

     This Sub-Advisory Agreement (the “Agreement”) is dated as of ________, 2009 (the “Effective Date”) and is entered into by and between Tortoise Capital Advisors, LLC, a Delaware limited liability company (“Tortoise”), and Kenmont Investments Management, L.P., a Texas limited partnership (the “Manager”).

1.	Appointment of Manager. Tortoise and the Manager agree that the Manager will provide investment management services (the “Designated Services”) to Tortoise for the benefit of Tortoise Capital Resources Corporation (“the Company”), an entity for which Tortoise provides investment management and other services pursuant to an Investment Advisory Agreement (the “Client Agreement”).

2.	Designated Services. The Manager shall provide the following Designated Services to Tortoise for the benefit of the Company: (i) subject to the understanding that the Manager will first show all investment opportunities identified by it to Kenmont Special Opportunities Master Fund, L.P. and/or any other funds or accounts managed by the Manager, the Manager shall actively search for and assist Tortoise in identifying potential investment opportunities for the Company; (ii) assist Tortoise, as reasonably requested, in the analysis of investment opportunities for the Company; provided, that, in no event will the Manager be required to provide more than 20 hours of service per month to Tortoise under this clause (ii); and (iii) if requested by Tortoise, assist Tortoise in hiring an additional investment professional who will be employed by Tortoise but will be provided office space in the Houston, Texas office of the Manager. In the event an additional investment professional is hired as contemplated in the foregoing sentence, Tortoise shall be responsible for the compensation and benefits of such person and shall pay to the Manager an agreed upon allocation for rent and other overhead office expenses attributable to the presence of such investment professional in the office of the Manager. Tortoise and the Manager further agree, in the event such investment professional is hired, to adopt procedures intended to ensure the confidentiality of information relating to the Company and to protect from disclosure to Tortoise any confidential information of the other clients, funds, accounts or other business activities of the Manager. The Manager will not have the right or responsibility to make investment decisions on behalf of the Company. Tortoise acknowledges and agrees that the Manager is primarily engaged in the business of providing investment advice to clients for which it serves as the primary investment advisor and the Manager’s services hereunder will be subject to such primary engagement.

3.	Possession of Assets. The Manager shall not at any time be the custodian of, and shall have no access to, either funds or securities of the Company. The Manager will not have the authority to place orders for the execution of transactions involving the assets of the Company through any brokers, dealers, or banks. The Manager shall have no authority to commit the Company to any contract, liability, or other obligation.

4.	Management Fee and Expenses. During the term of this Agreement, Tortoise shall pay to the Manager, for services rendered under this Agreement, an amount equal to ten percent (10%) of the base management fee paid quarterly to Tortoise by the Company pursuant to the Client Agreement; provided, however, that no such fee shall be payable by Tortoise to the Manager until the “Total Assets” initially exceed $75,000,000 as of the end of that particular fiscal quarter. The term “Total Assets” means the total assets of the Company (including any assets purchased with any borrowed funds). The management fee for each fiscal quarter shall be calculated and paid in arrears within thirty days of the end of each fiscal quarter. In case of the initiation or termination of this Agreement during any fiscal quarter, the management fee for that quarter shall be reduced proportionately on the basis of the number of calendar days during which this Agreement is in effect. In addition to payment of any management fee, the Manager shall be reimbursed on a quarterly basis for all out-of-pocket expenses reasonably incurred by the Manager in providing the Designated Services. The Manager shall submit to Tortoise an itemized list within fifteen days after the end of each fiscal quarter reflecting the items as to which the Manager anticipates reimbursement. Unless any request for reimbursement is disputed by Tortoise in good faith, Tortoise shall reimburse the Manager for all such itemized expenses within fifteen days after the receipt by Tortoise of the list of such expenses. In the event of a dispute, the parties shall negotiate in good faith to resolve such dispute promptly.

5.	Incentive Fee. The Client Agreement entitles Tortoise to receive an incentive fee that consists of two parts. To the extent Tortoise receives an incentive fee payment for either component of the incentive fee calculation at any time during the term of this Agreement, the Manager shall be entitled to receive twenty percent (20%) of the amount received by Tortoise from the Company. Such fee shall be paid to Manager within fifteen (15) days after the receipt by Tortoise of the incentive fee payment from the Company. In case of the termination of this Agreement during any period in which an incentive fee payment is received from the Company by Tortoise, the incentive fee owed to the Manager for that period shall be reduced proportionately on the basis of the number of calendar days during which this Agreement is in effect. Tortoise agrees that it will not waive or reduce any fees payable by the Company as described in Section 4 and this Section 5 without the consent of the Manager.

6.	Representations and Warranties.

	(a)	Each of the Manager and Tortoise represents and warrants to the other that:

		(i)	This Agreement constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms.

		(ii)	Such party is a registered investment adviser under the Investment Advisers Act of 1940.

		(iii)	This Agreement does not conflict with or result in a violation of default under any material agreement to which such party is subject.

	(b)	The Manager represents and warrants to Tortoise that:

		(i)	The Manager has delivered to Tortoise a copy of Part II of the Manager’s Form ADV, as amended, which is current as of the date of this Agreement.

	(c)	Tortoise represents and warrants to the Manager that:

		(i)	Tortoise has delivered to the Company a copy of Part II of the Manager’s Form ADV, as amended, as provided to Tortoise by the Manager.

		(ii)	Tortoise has delivered to the Manager a copy of the Client Agreement.

7.	Agreements with Clients. The Manager acknowledges that Tortoise has entered into the Client Agreement, a copy of which was received and reviewed by the Manager. In performing its services hereunder, the Manager agrees, subject to the limitations set forth herein, to be bound by, and comply with, all of the terms, conditions and provisions of the Client Agreement that are binding on Tortoise and that could relate in any way to the Designated Services.

8.	Indemnification. Each party hereto (the “Indemnifying Party”) shall defend, indemnify and hold harmless the other party hereto and such party’s members, managers, affiliates, employees, agents, successors and assigns (collectively, the “Indemnitees”) from and against any and all claims, suits, actions, losses, liabilities, damages, costs and expenses (including , but not limited to, costs of investigation and reasonable attorneys’ fees) (collectively “claims”) incurred by any of the Indemnitees based upon, arising out of, attributable to or resulting from (i) the Indemnifying Party’s gross negligence, malfeasance or violation of applicable law in the performance of its services hereunder, (ii) the Indemnifying Party’s failure to comply with any term, condition or provision of the Client Agreement (in the case of the Manager, to the extent the terms of the Client Agreement are applicable to the Manager pursuant to Section 7 above), (iii) in the case of Tortoise, claims based on information about Tortoise provided in the Disclosure, or (iv) in the case of the Manager, information provided by the Manager which is included in the Disclosure. In the event information is not available for any claim under this Section 8, the parties will contribute to such claim based on the relative fault and benefit of the parties. The provisions of this Section 8 and the party’s obligations hereunder shall survive the termination of the term of this Agreement.

9.	Release. The Manager acknowledges and agrees that all obligations owed to it hereunder are obligations of Tortoise, and the Manager hereby releases and forever discharges the Company from any and all liabilities, claims, charges, and expenses arising hereunder; provided, however, that this release shall not limit or in any way impair the rights expressly accorded the Manager in the Client Agreement.

10.	Term of Agreement; Termination. This Agreement shall continue in effect from the Effective Date through December 31, 2010, and shall be continued from year to year thereafter, to the extent Tortoise continues to serve as the advisor to the Company. This Agreement may be terminated by Tortoise or the Manager in the event the Manager discontinues the provision of the Designated Services. Finally, and to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), the continuation of this Agreement after the initial term is contingent on this Agreement being specifically approved at least annually by (i) the Board of Directors of the Company, or the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act), and (ii) the affirmative vote of a majority of the directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose. To the extent required by the 1940 Act, this Agreement may also be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company on not more than 60 days’ written notice to the Manager. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. In the event this Agreement is terminated other than as a result of the Manager discontinuing the provision of the Designated Services described in clauses (i) or (ii) of Section 2, but Tortoise provides investment advisory services to the Company, the Manager will continue to be paid by Tortoise pursuant to Sections 4 and 5 as if this Agreement had not been terminated.

11.	Miscellaneous.

(a) Any notice required or permitted to be given under this Agreement must be in writing and shall be effective when delivered personally (or by facsimile transmission), to the parties at their respective address set forth below:

                       If to Tortoise:
                       Tortoise Capital Advisors, LLC
                       11550 Ash Street
                       Suite 300
                       Leawood, KS 66211
                       Fax No.: (913) 981-1021
                       Attention: Terry Matlack

                       If to the Manager:
                       Kenmont Investments Management, L.P.
                       711 Louisiana Street
                       Suite 1750
                       Houston, TX 77002
                       Fax No.: (713) 223-0930
                       Attention: Donald R. Kendall, Jr.
                                         John T. Harkrider

                       or to such other address as either party may designate by delivery of notice as set for the above.

(b)	This Agreement may not be amended or changed except by an instrument in writing executed by each of the parties to this Agreement and, to the extent required by law, approved by: (i) the affirmative vote of a majority of the directors of the Company who are not parties to this Agreement or “interested persons” of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose, and (ii) a majority of outstanding voting securities of the Company, if required by the 1940 Act. It shall be construed in accordance with, and any dispute arising in connection herewith shall be governed by, the laws of the State of Delaware.

(c)	This Agreement may be executed in any number of counterparts, each of which when taken together shall constitute an original.

(d)	The Company is a third party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representatives thereunto duly authorized.

TORTOISE CAPITAL ADVISORS, LLC
By:

KENMONT INVESTMENTS MANAGEMENT, L.P.
By:

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
A SPECIAL MEETING OF STOCKHOLDERS – SEPTEMBER 11, 2009

The undersigned holder of common stock or preferred stock of Tortoise Energy Infrastructure Corporation appoints David J. Schulte and H. Kevin Birzer, or either of them, as proxies for the undersigned, each with full power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on September 11, 2009 and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any procedural matter that may properly come before the meeting (and any adjournment or postponement thereof).

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	[ X ]

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any procedural matter related to Proposal 1 that may properly come before the meeting (and any adjournments or postponements thereof), including, but not limited to, voting on adjournment of the meeting in the event that sufficient votes in favor of Proposal 1 are not received.

A.	Proposal — The Board of Directors recommends a vote “FOR” the Proposal below.

1.	Approval of a new investment advisory agreement between the Company and Tortoise Capital Advisors, L.L.C.

	FOR	AGAINST	ABSTAIN

	[ ]	[ ]	[ ]

B.	Non-Voting Issues
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right
if you plan to attend the
Special Meeting.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
A SPECIAL MEETING OF STOCKHOLDERS – SEPTEMBER 11, 2009

The undersigned holder of common stock or preferred stock of Tortoise Energy Capital Corporation appoints David J. Schulte and H. Kevin Birzer, or either of them, as proxies for the undersigned, each with full power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Energy Capital Corporation to be held on September 11, 2009 and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any procedural matter that may properly come before the meeting (and any adjournment or postponement thereof).

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	[ X ]

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any procedural matter related to Proposal 1 that may properly come before the meeting (and any adjournments or postponements thereof), including, but not limited to, voting on adjournment of the meeting in the event that sufficient votes in favor of Proposal 1 are not received.

A.	Proposal — The Board of Directors recommends a vote “FOR” the Proposal below.

1.	Approval of a new investment advisory agreement between the Company and Tortoise Capital Advisors, L.L.C.

	FOR	AGAINST	ABSTAIN

	[ ]	[ ]	[ ]

B.	Non-Voting Issues
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right
if you plan to attend the
Special Meeting.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Tortoise Capital Resources Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
A SPECIAL MEETING OF STOCKHOLDERS – SEPTEMBER 11, 2009

The undersigned holder of stock of Tortoise Capital Resources Corporation appoints David J. Schulte and H. Kevin Birzer, or either of them, as proxies for the undersigned, each with full power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Capital Resources Corporation to be held on September 11, 2009 and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any procedural matter that may properly come before the meeting (and any adjournment or postponement thereof).

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	[ X ]

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any procedural matter related to the proposals that may properly come before the meeting (and any adjournments or postponements thereof), including, but not limited to, voting on adjournment of the meeting in the event that sufficient votes in favor of the proposals are not received.

A.	Proposals — The Board of Directors recommends a vote “FOR” the Proposals below.

1.	Approval of a new investment advisory agreement between the Company and Tortoise Capital Advisors, L.L.C.

	For	Against	Abstain

	[ ]	[ ]	[ ]

2.	To approve a new sub-advisory agreement between Tortoise Capital Advisors, L.L.C. and Kenmont Investments Management, L.P.

	For	Against	Abstain

	[ ]	[ ]	[ ]

B.	Non-Voting Issues
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right
if you plan to attend the
Special Meeting.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /